                                                                    EXHIBIT 10.6


                                 LINE LOAN NOTE


$3,850,000                                                    New York, New York
                                                                   April 3, 1997


                  FOR VALUE RECEIVED, the undersigned, UNIDIGITAL ELEMENTS (NY), INC., a New York corporation, UNIDIGITAL/CARDINAL CORPORATION, a Delaware corporation, UNIDIGITAL ELEMENTS (SF), INC., a Delaware corporation, and UNIDIGITAL/BORIS CORPORATION, a Massachusetts corporation (the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of THE CHASE MANHATTAN BANK (the "Lender"), at its office at 600 Fifth Avenue, New York, New York 10020 on January 31, 1998 in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS ($3,850,000), or, if less, (b) the aggregate unpaid principal amount of all Line Loans made by the Lender pursuant to the Credit Agreement (referred to below). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement.

                  The holder of this Note is authorized to record on the schedule annexed hereto or on a continuation thereof the date, Type and amount of each Line Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or repayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto (which recordation shall, in accordance with Section 2.08(c) of the Credit Agreement, constitute prima facie evidence of the accuracy of the information recorded); provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Line Loans.

                  This Note is the Line Loan Note referred to in the Credit Agreement dated as of April 3, 1997 (the "Credit Agreement"), among the Borrowers and the Lender, and is secured as provided therein and in the Security Documents and is subject to optional and mandatory prepayment as set forth in the Credit Agreement.

                  Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

                  All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

                  Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                  UNIDIGITAL ELEMENTS (NY), INC.


                                  By:___________________________________
                                     Name:
                                     Title:



                                  UNIDIGITAL/CARDINAL CORPORATION


                                  By:___________________________________
                                     Name:
                                     Title:



                                  UNIDIGITAL ELEMENTS (SF), INC.


                                  By:___________________________________
                                     Name:
                                     Title:



                                  UNIDIGITAL/BORIS CORPORATION


                                  By:___________________________________
                                     Name:
                                     Title:

                                                                      SCHEDULE 1
                                                               TO LINE LOAN NOTE


                  LOANS, CONVERSIONS AND PAYMENTS OF ABR LOANS

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                                                                  Amount of              Amount of          Unpaid
                                                                  ABR Loans          Eurodollars Loans     Principal
                  Amount of             Amount of               Converted to            Converted to      Balance of      Notation
Date              ABR Loans         Principal Repaid          Eurodollar Loans           ABR Loans         ABR Loans      Made By
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
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

                                                                      SCHEDULE 2
                                                               TO LINE LOAN NOTE

               LOANS, CONVERSIONS AND PAYMENTS OF EURODOLLAR LOANS

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                                                              Amount of           Amount of             Unpaid
                         Amount of          Amount of      Eurodollar Loan        ABR Loans            Principal
                        Eurodollar          Principal       Converted to         Converted to         Balance of         Notation
Date                       Loans             Repaid           ABR Loan         Eurodollar Loans     Eurodollar Loans      Made By
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
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